UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

CANEUM, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-30874	33-0916900
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Newport Center Drive, Suite 220, Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 273-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers

Effective April 30, 2008, Gary Allhusen resigned as Executive Vice-President and Chief Operating Officer (“COO”) of Caneum (the “Company”) to pursue other opportunities. Mr. Allhusen had also served as the principal financial officer for the Company. Of the total options granted to Mr. Allhusen for service as COO, 140,625 lapsed as a result of his resignation. Mr. Allhusen has three months from the date of cessation to exercise the remaining 859,375 options. After Mr. Allhusen’s resignation, Suki Mudan, the Company’s President, assumed responsibilities as the principal financial officer for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caneum, Inc.

Date: May 9, 2008	By

Suki Mudan, President

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